Exhibit 32.1

JAVA EXPRESS, INC.

CERTIFICATION OF PERIODIC REPORT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

18 U.S.C. Section 1350

The undersigned executive officer of Java Express, Inc. (the ACompany@) certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(a)

the quarterly report on Form 10-QSB of the Company for the quarter ended September 30, 2006, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)

the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:   October 27,  2006

/s/ Howard Abrams

Howard Abrams

Principal Executive Officer

Principal Financial Officer